Exhibit 99.10

KODAK
[GRAPHIC OMITTED]    Stock Option Exchange Program
                    Personal Statement

   Date                                                        Global ID Number
                                                                    XXXXXXXX
                Payroll Code Number
  Name                                                       Enrollment Deadline
  Street Address        (or Internal address)
  Street Address 2                                            February 22, 2002
  Street Address 3
  Street Address 4
  City, State, ZIP
  Country


We are pleased to provide you with your personalized Stock Option Exchange Program Statement. This statement provides a listing of your outstanding stock option grants and should help you with your decision regarding participation in the Exchange Program. The terms and conditions of the program are described in the Stock Option Exchange Tender Offer statement.


    Grant ID       Grant Date  Grant     Number of     Original      Vesting Date  Expiration   Exchange     Number of
                               Type*     Current       Grant Price                 Date         Ratio        New Options
                                         Options
    -------------- ----------- --------- ------------- ------------- ------------- ------------ ------------ -------------
    XXXXXXXX       XX/XX/XX    XXXXX     XXXXXXX       $XX.XXXX      XX/XX/XX      XX/XX/XX     XXX          XXXXXXX
    XXXXXXXX       XX/XX/XX    XXXXX     XXXXXXX       $XX.XXXX      XX/XX/XX      XX/XX/XX     XXX          XXXXXXX
    XXXXXXXX       XX/XX/XX    XXXXX     XXXXXXX       $XX.XXXX      XX/XX/XX      XX/XX/XX     XXX          XXXXXXX
    XXXXXXXX       XX/XX/XX    XXXXX     XXXXXXX       $XX.XXXX      XX/XX/XX      XX/XX/XX     XXX          XXXXXXX
    XXXXXXXX       XX/XX/XX    XXXXX     XXXXXXX       $XX.XXXX      XX/XX/XX      XX/XX/XX     XXX          XXXXXXX
    XXXXXXXX       XX/XX/XX    XXXXX     XXXXXXX       $XX.XXXX      XX/XX/XX      XX/XX/XX     XXX          XXXXXXX
    XXXXXXXX       XX/XX/XX    XXXXX     XXXXXXX       $XX.XXXX      XX/XX/XX      XX/XX/XX     XXX          XXXXXXX
    XXXXXXXX       XX/XX/XX    XXXXX     XXXXXXX       $XX.XXXX      XX/XX/XX      XX/XX/XX     XXX          XXXXXXX
    XXXXXXXX       XX/XX/XX    XXXXX     XXXXXXX       $XX.XXXX      XX/XX/XX      XX/XX/XX     XXX          XXXXXXX
    XXXXXXXX       XX/XX/XX    XXXXX     XXXXXXX       $XX.XXXX      XX/XX/XX      XX/XX/XX     XXX          XXXXXXX
    XXXXXXXX       XX/XX/XX    XXXXX     XXXXXXX       $XX.XXXX      XX/XX/XX      XX/XX/XX     XXX          XXXXXXX
    XXXXXXXX       XX/XX/XX    XXXXX     XXXXXXX       $XX.XXXX      XX/XX/XX      XX/XX/XX     XXX          XXXXXXX
    XXXXXXXX       XX/XX/XX    XXXXX     XXXXXXX       $XX.XXXX      XX/XX/XX      XX/XX/XX     XXX          XXXXXXX
    XXXXXXXX       XX/XX/XX    XXXXX     XXXXXXX       $XX.XXXX      XX/XX/XX      XX/XX/XX     XXX          XXXXXXX
    XXXXXXXX       XX/XX/XX    XXXXX     XXXXXXX       $XX.XXXX      XX/XX/XX      XX/XX/XX     XXX          XXXXXXX
    XXXXXXXX       XX/XX/XX    XXXXX     XXXXXXX       $XX.XXXX      XX/XX/XX      XX/XX/XX     XXX          XXXXXXX
    XXXXXXXX       XX/XX/XX    XXXXX     XXXXXXX       $XX.XXXX      XX/XX/XX      XX/XX/XX     XXX          XXXXXXX
    XXXXXXXX       XX/XX/XX    XXXXX     XXXXXXX       $XX.XXXX      XX/XX/XX      XX/XX/XX     XXX          XXXXXXX
    XXXXXXXX       XX/XX/XX    XXXXX     XXXXXXX       $XX.XXXX      XX/XX/XX      XX/XX/XX     XXX          XXXXXXX
    XXXXXXXX       XX/XX/XX    XXXXX     XXXXXXX       $XX.XXXX      XX/XX/XX      XX/XX/XX     XXX          XXXXXXX
    XXXXXXXX       XX/XX/XX    XXXXX     XXXXXXX       $XX.XXXX      XX/XX/XX      XX/XX/XX     XXX          XXXXXXX
    XXXXXXXX       XX/XX/XX    XXXXX     XXXXXXX       $XX.XXXX      XX/XX/XX      XX/XX/XX     XXX          XXXXXXX
    XXXXXXXX       XX/XX/XX    XXXXX     XXXXXXX       $XX.XXXX      XX/XX/XX      XX/XX/XX     XXX          XXXXXXX
    XXXXXXXX       XX/XX/XX    XXXXX     XXXXXXX       $XX.XXXX      XX/XX/XX      XX/XX/XX     XXX          XXXXXXX
    XXXXXXXX       XX/XX/XX    XXXXX     XXXXXXX       $XX.XXXX      XX/XX/XX      XX/XX/XX     XXX          XXXXXXX
    XXXXXXXX       XX/XX/XX    XXXXX     XXXXXXX       $XX.XXXX      XX/XX/XX      XX/XX/XX     XXX          XXXXXXX
    XXXXXXXX       XX/XX/XX    XXXXX     XXXXXXX       $XX.XXXX      XX/XX/XX      XX/XX/XX     XXX          XXXXXXX
    XXXXXXXX       XX/XX/XX    XXXXX     XXXXXXX       $XX.XXXX      XX/XX/XX      XX/XX/XX     XXX          XXXXXXX
    TOTALS                               XXXXXXX                                                             XXXXXXX

    *SO = Stock Options; SAR = Stock Appreciation Rights

    Important Notes About This Statement
o This statement was created based on data on file as of 12/21/01. Great care has been taken in the preparation of this statement. Please verify the information for accuracy. To the extent there are inconsistencies between the terms of this statement and the Company's records, the Company's records will control.
o    The number of new options received will be in whole numbers only.
o This statement does not include any options that are scheduled to expire prior to 08/26/02 as they are not eligible for the Exchange Program.
o    If you elect to participate, you must exchange all options.
o    The price of the new options will be determined on or about 08/26/02.
o This statement serves as your annual statement you would have received from Mellon Investors Services and should be saved with your stock option records.
o Call the Stock Option Exchange Hotline (Knet 224-4503, Toll-Free in U.S. & Can. 1-866-854-7887, International: 1-585-724-4503) if you have questions.